UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 7, 2014

SENECA FOODS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New York (State or Other Jurisdiction of Incorporation)	0-01989 (Commission File Number)	16-0733425 (IRS Employer Identification No.)

3736 South Main Street, Marion, New York 14505-9751
(Address of Principal Executive Offices, including zip code)

(315) 926-8100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders

On August 7, 2014, the Company held its Annual Meeting of Shareholders.  As of the record date established in connection with the Annual Meeting, the following shares of voting stock were issued and outstanding: (i) 8,785,640 shares of Class A common stock, $0.25 par value per share (“Class A Common Stock”); (ii) 2,015,673 shares of Class B common stock, $0.25 par value per share (“Class B Common Stock”); (iii) 200,000 shares of Six Percent (6%) Cumulative Voting Preferred Stock, $0.25 par value per share (“6% Preferred Stock”); (iv) 407,240 shares of 10% Cumulative Convertible Voting Preferred Stock - Series A, $0.25 stated value per share (“10% Series A Preferred Stock”); and (v) 400,000 shares of 10% Cumulative Convertible Voting Preferred Stock - Series B, $0.25 stated value per share (“10% Series B Preferred Stock”).  Each share of Class B Common Stock, 10% Series A Preferred Stock, and 10% Series B Preferred Stock was entitled to one vote on each item submitted for consideration.  Each share of Class A Common Stock was entitled to one-twentieth (1/20) of one vote on each item submitted for consideration.  Each share of 6% Preferred Stock was entitled to one vote, but only with respect to the election of directors.

The following is a summary of the voting at the Annual Meeting:

Election of Directors:
At the Annual Meeting, Peter R. Call, Samuel T. Hubbard, Jr. and Arthur S. Wolcott were elected directors of the Company, each to serve until the 2017 Annual Meeting.

Name	For	Withhold Authority	Broker Non-Votes
Peter R. Call	2,838,944	35,337	182,790
Samuel T. Hubbard, Jr.	2,855,920	18,361	182,790
Arthur S. Wolcott	2,854,243	20,038	182,790

The Board of Directors is divided into three classes having staggered terms of three years each.  The terms of office  of Arthur H. Baer, Kraig H. Kayser and Thomas Paulson expire in 2015 and the terms of office of John P. Gaylord, Susan A. Henry and Susan W. Stuart expire in 2016.

Advisory vote on Compensation:

At the Annual Meeting, the shareholders held an advisory vote on executive compensation .

For	Against	Broker Non-Votes/Abstentions
2,662,193	16,346	208,976

Ratification of Independent Registered Public Accounting Firm:

At the Annual Meeting, the shareholders voted to ratify the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2015.

For	Against	Abstentions
2,884,186	3,113	216

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           August 8, 2014

SENECA FOODS CORPORATION

By: /s/Jeffrey Van Riper
Jeffrey L. Van Riper
Vice President and Controller